UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2009

KINDRED HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14057	61-1323993
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

680 South Fourth Street

Louisville, Kentucky

(Address of principal executive offices)

40202-2412

(Zip Code)

Registrant’s telephone number, including area code: (502) 596-7300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On December 16, 2009, the Board of Directors of Kindred Healthcare, Inc. (the “Company”) appointed Phyllis R. Yale as a director of the Company effective January 1, 2010. Ms. Yale will serve on the Company’s Executive Compensation Committee, Compliance and Quality Committee and its Strategic Development Committee.

Ms. Yale (age 52) is a partner with Bain & Company, Inc. (“Bain”), a global management consulting firm. Ms. Yale received her undergraduate degree and MBA degree from Harvard College.

In connection with Ms. Yale’s appointment to the Company’s Board of Directors, the Board reviewed the relationships between the Company and Bain. This review included analysis of the Company’s ordinary course engagements with Bain, including certain past engagements in which Ms. Yale served as an advisor. In this review, the Board of Directors identified no transactions, relationships or arrangements in which Ms. Yale had or will have a direct or indirect material interest or which otherwise adversely impacted the Board’s general independence evaluation of Ms. Yale.

Ms. Yale will participate in the Company’s 2001 Equity Plan for Non-Employee Directors (Amended and Restated) (the “Plan”). The Company expects to grant Ms. Yale 6,000 shares of restricted common stock under the Plan on or about January 4, 2010. The shares of restricted common stock will vest equally over a three year period. A copy of the Plan is filed as Exhibit 10.69 to the Company’s Form 10-K for the year ended December 31, 2008 (Comm. File No. 001-14057).

The Company will also enter into an indemnification agreement with Ms. Yale upon the January 1, 2010 effective date of her appointment to the Company’s Board of Directors. A copy of the Form of Indemnification Agreement is filed as Exhibit 10.21 to the Company’s Form 10-K for the year ended December 31, 2001 (Comm. File No. 001-14057).

A copy of the press release issued by the Company related to the appointment of Ms. Yale to the Company’s Board of Directors is attached hereto as Exhibit 99.1.

Item 7.01.	Regulation FD Disclosure.

Incorporated by reference is a press release issued by the Company on December 16, 2009 that is attached hereto as Exhibit 99.1. This information is being furnished under Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section.

Item 9.01.

(d)	Exhibits

Exhibit 99.1	Press release dated December 16, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: December 18, 2009	By:	/S/ RICHARD A. LECHLEITER
Richard A. Lechleiter
Executive Vice President and
Chief Financial Officer